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                                                                   Exhibit 10.23

                            FIFTH AMENDMENT TO LEASE

      This FIFTH AMENDMENT TO LEASE (this "Fifth Amendment") is executed by and between David E. Clem and David M. Roby, Trustees of Fort Washington Realty Trust under Declaration of Trust dated June 19, 1995 and recorded with the Middlesex County (South District) Registry of Deeds (the "Registry") in Book 25422, Page 360 and filed with the Middlesex South Registry District of the Land Court (the "Registry District") as Document No. 976230 (the "Landlord") and Vertex Pharmaceuticals Incorporated (the "Tenant").

      Reference is hereby made to that certain lease dated March 3, 1995, by and between Landlord's predecessor, Fort Washington Limited Partnership, and Tenant with respect to a portion of the property (the "Premises") located at 40 Erie Street, Cambridge, Massachusetts (the "Building"), as more particularly described in the lease, as amended by a First Amendment to Lease (the "First Amendment"), a Second Amendment to Lease (the "Second Amendment"), a Third Amendment to Lease (the "Third Amendment") and a Fourth Amendment to Lease (the "Fourth Amendment"). The lease, First Amendment, Second Amendment, Third Amendment and Fourth Amendment are herein collectively referred to as the "Lease".

      WHEREAS, Landlord and Tenant desire to amend and modify the terms of the Lease and to ratify and confirm the terms of the Lease, as more particularly set forth below.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

      1. Each capitalized term which is used but not defined herein shall have the respective meaning ascribed thereto in the Lease.

      2. Effective as of May 1, 1999 (the "Amendment Effective Date"), the definition of Premises set forth in the Lease shall be amended to include the addition of 400 r.s.f. of space on the second floor of the Building (the "Infill Space"), which is more particularly shown as "AREA OF INFILL" on Exhibit A attached hereto and incorporated herein by reference thereto.

      3. From and after the Amendment Effective Date, (A) the term "Additional Space," as used in the Lease shall mean (i) the Infill Space and (ii) the Additional Space as defined and described in the Third Amendment, and (B) the terms and conditions of Section 2 of the Second Amendment, as amended by the Third Amendment, shall apply to the Infill Space as if originally included therein as part of the Additional Space.

      4. Effective as of the Amendment Effective Date, Section 5 of the Second Amendment, as amended by the Third Amendment, is hereby deleted in its entirety and the following is inserted in place thereof:

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      Commencing on the Amendment Effective Date and continuing throughout the
      Additional Space Term (as such term is defined in the Third Amendment), Tenant shall pay to Landlord Annual Fixed Rent for the Additional Space in the amount of $1,474,186 ($35.50 per r.s.f.), subject to adjustment as set forth in the Lease, including Sections 2 and 6 of the Second Amendment. The Annual Fixed Rent for the Additional Space shall be payable in equal monthly installments in advance on the first day of each month and prorated for any portion of a calendar month during the Additional Space Term. In accordance with the foregoing, Tenant shall pay $122,865.50 to Landlord on the Amendment Effective Date and on the first day of each month thereafter until adjustment of Annual Fixed Rent for the Additional Space as set forth in the Lease.

      5. The Lease, as amended hereby, is hereby ratified and confirmed in all respects.

      Executed under seal as of the 1st day of May, 1999.

                                         LANDLORD:

                                         FORT WASHINGTON REALTY TRUST

                                         /s/ David E. Clem, Trustee
                                         ---------------------------------------
                                         David E. Clem, Trustee
                                         and not individually

                                         /s/ David M. Roby
                                         ---------------------------------------
                                         David M. Roby, Trustee
                                         and not individually

                                         TENANT:

                                         VERTEX PHARMACEUTICALS
                                         INCORPORATED

                                         By: /s/ Richard H. Aldrich
                                             -----------------------------------
                                         Name: Richard H. Aldrich
                                         Title: Senior Vice President

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